CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Black Mountain Capital Corporation (the "Company") on Form 20-F for the year ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Form 20-F"), I Tom S. Kusumoto, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Form 20-F fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)	The information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 28, 2006

By: /s/ Tom S. Kusumoto
Tom S. Kusumoto
Chief Executive Officer and
Chief Financial Officer